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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                  FORM 8-K/A-1



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                 AUGUST 3, 2000



                               CISCO SYSTEMS, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



        CALIFORNIA                     0-18225                    77-0059951
     (STATE OR OTHER                 (COMMISSION                (IRS EMPLOYER
       JURISDICTION                 FILE NUMBER)             IDENTIFICATION NO.)
    OF INCORPORATION)




  170 WEST TASMAN DRIVE, SAN JOSE, CALIFORNIA                     95134-1706
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                       (ZIP CODE)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (408) 526-4000



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ITEM 5. OTHER EVENTS

On December 15, 1999, the Company filed a Form 8-K which included supplementary consolidated financial information that reflected the acquisitions of Fibex Systems, StratumOne Communications, Inc., TransMedia Communications, Inc., Cerent Corporation and WebLine Communications Corporation as if the acquired entities were wholly owned subsidiaries of the Company since inception.

On February 3, 2000, the Company amended the Form 8-K filed on December 15, 1999 to provide additional information relating to SFAS No. 131 "Disclosures about Segments of an Enterprise and Related Information" and to provide additional disclosure in the "Management's Discussion and Analysis of Financial Condition and Results of Operations" section.

The Company acquired SightPath, Inc. in May 2000 and InfoGear Technology Corporation and ArrowPoint Communications, Inc. in June 2000, all of which were accounted for as poolings of interests. The supplementary consolidated financial statements, selected financial data and management's discussion and analysis of financial condition and results of operations ("Supplementary Consolidated Financial Information"), which are filed herewith as Exhibit 99.1 and are incorporated herein by reference, for each of the three years in the period ended July 31, 1999 and the accompanying notes reflect the Company's financial position and results of operations as if the acquired entities were wholly owned subsidiaries of the Company since inception (see Notes 1 and 3 to the Supplementary Consolidated Financial Statements).


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

            (a)    Exhibits.

                    23.1    Consent of Independent Accountants

                    99.1 Supplementary Consolidated Financial Information of Cisco Systems, Inc.



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                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                CISCO SYSTEMS, INC.


Dated:  August 3, 2000                          By: /s/   LARRY R. CARTER
                                                   -----------------------------
                                                Larry R. Carter,
                                                Senior Vice President, Finance
                                                and Administration, Chief
                                                Financial Officer and Secretary



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                                  EXHIBIT INDEX

   Exhibit
   Number         Description of Document
  --------        -----------------------
   23.1           Consent of Independent Accountants
   99.1           Supplementary Consolidated Financial Information of Cisco
                  Systems, Inc.



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